UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2025
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AMETEK, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		1-12981	14-1682544
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1100 Cassatt Road
Berwyn,	Pennsylvania		19312
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (610) 647-2121
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	AME	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2025, AMETEK, Inc. (the “Company”) announced that Thomas M. Montgomery, Senior Vice President, Comptroller and Principal Accounting Officer, intends to retire effective January 1, 2026. Mr. Montgomery will remain with the Company as a Senior Advisor through 2026.

The Company also announced that Robert J. Amodei was elected Senior Vice President, Controller and Principal Accounting Officer effective January 1, 2026, assuming Mr. Montgomery’s position. Mr. Amodei, 58, currently serves as Vice President, Assistant Controller of the Company, a position he has held since April 2025. From July 2023 to April 2025, he served as Vice President, Group Controller, Electromechanical Group. From October 2021 to July 2023, he served as Vice President – Operational Finance and Accounting. From July 2014 to October 2021, he served as Vice President, Audit Services.

There is no arrangement or understanding between Mr. Amodei and any other person pursuant to which he was selected Senior Vice President, Controller and Principal Accounting Officer of the Company, there is no family relationship between Mr. Amodei and any Director or Officer of the Company, and Mr. Amodei is not a party to any transaction in which the Company is a participant.

Mr. Amodei will be an executive officer of the Company in his new role.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 7, 2025, “AMETEK Appoints Robert J. Amodei Senior Vice President, Controller and Scott M. DelOrefice, Vice President, Group Controller "

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

November 10, 2025	By:	/s/ THOMAS M. MONTGOMERY
Name: Thomas M. Montgomery
Title: Senior Vice President - Comptroller